UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 7, 2013

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

In March of each year, calculations required to support achievement of compensation goals established by GulfMark Offshore, Inc.’s (“GulfMark”) Compensation Committee are provided to the Compensation Committee by GulfMark management. The Compensation Committee then reviews the performance of our top three named executive officers based on their achievement of the established objectives, contribution to our performance and individual performance. This review is shared with the President and Chief Executive Officer (“CEO”) and recommendations for compensation are provided to the Board of Directors (the “Board”) for consideration and approval.

For our other named executive officers, performance criteria is set at the beginning of the year and reviewed in March of each year. Recommendations for compensation are approved by the President and CEO.

On March 6, 2014, the Compensation Committee considered GulfMark’s fiscal year 2013 performance, the incentive criteria established for fiscal year 2013, and our long-term incentive compensation philosophy. Based on that review, the Compensation Committee recommended to the Board the dollar value of bonuses, restricted stock and stock option awards, and 2014 base salaries for GulfMark’s top three named executive officers as indicated in the table below. These recommendations were approved by the Board on March 7, 2014. In addition, the President and CEO approved the dollar value of bonuses, restricted stock and 2014 base salaries for GulfMark’s other named executive officers as indicated in the table below.

	Bonus	Restricted Stock Awards	Stock Option Awards	2014 Base Salary

Quintin V. Kneen Director, President & Chief Executive Officer	$ 332,367	$647,468	$215,823	$600,000

James M. Mitchell Executive Vice President & Chief Financial Officer	$145,445	$283,334	$94,445	$338,000

David B. Rosenwasser Senior Executive Vice President and Chief Operating Officer	$269,500	$525,000	$175,000	$400,000

Richard M. Safier Senior Vice President – General Counsel and Secretary	$222,000	$287,300	-	$270,320

Samuel R. Rubio Senior Vice President – Controller, Chief Accounting Officer & Assistant Secretary	$154,623	$249,776	-	$235,020

The restricted stock and stock option awards will be issued to the above named executive officers on March 24, 2014, in line with the issuance of such awards to all other GulfMark employees.

The number of shares of restricted stock issued will be determined based on the average of the high and low trading price of GulfMark’s common stock on March 24, 2014. The number of shares covered by each stock option issued will be determined based upon a March 24, 2014, Black-Scholes calculation. All stock options will have a seven-year term and the exercise price of such options will be the closing price of GulfMark’s common stock on March 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014		GulfMark Offshore, Inc.

	By:	/s/ James M. Mitchell
	Name:	James M. Mitchell
	Title:	Executive Vice President and Chief Financial Officer